EXHIBIT 10.27

                   SECOND AMENDMENT TO LOAN COMMITMENTS
                   ------------------------------------

     THIS SECOND AMENDMENT TO LOAN COMMITMENTS is entered into on April 20, 1998, by and between GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation ("GLOBAL"), Heng Fung Finance Company Limited, a New York corporation ("HENG FUNG") and FRONTEER CAPITAL, INC., a New York corporation
("FRONTEER").

                               RECITALS
                               --------

     A. On April 14, 1998, Global and Heng Fung entered into that certain Loan Commitment ("Heng Fung Loan"), which was amended on April 16, 1998, which provided that Global was to register the shares of Global Common Stock underlying the 6,000,000 detachable warrants to be issued to Heng Fung pursuant to the Heng Fung Loan within 60 days of April 14, 1998;

     B. On April 14, 1998, Global and Fronteer entered into that certain Loan Commitment (the "Fronteer Line of Credit"), which was amended on April 16, 1998, which provided that Global was to register the shares of Global Common Stock underlying up to 6,000,000 detachable warrants issuable to Fronteer within 60 days of April 14, 1998. (The warrants issuable to Heng Fung and to Fronteer are, collectively, referred to herein as the "Warrants"). The Fronteer Line of Credit further provided that Global would pay RAF Financial Corporation ("RAF") a finder's fee of 5% of the principal amount of the Fronteer Line of Credit, payable as the Fronteer Line of Credit was drawn;

     C. Global, Heng Fung and Fronteer now wish to extend the time period by which the shares of Common Stock underlying the Warrants must be registered and increase the amount of the finder's fee payable to RAF in accordance with the agreements set forth herein.

                                 AGREEMENT
                                 ---------

     1. Global shall have until July 14, 1998 to register the shares of Common Stock underlying the Warrants with the Securities and Exchange Commission ("SEC"); PROVIDED, HOWEVER, that so long as Global has used its reasonable best efforts to file such registration statement covering such shares with the SEC and responded to any comments from the SEC in a timely fashion, Global shall not be deemed to be in default under the Heng Fung Loan or the Fronteer Line of Credit if the registration statement is not declared effective by July 14, 1998.

     2. Global agrees to pay RAF a finder's fee equal to 9% of the amount of the Fronteer Line of Credit, payable as the Fronteer Line of Credit is drawn down.

     3. All of the terms, provisions and conditions of this Second Amendment to Loan Commitments shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their successors and assigns.

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     4.   This Second Amendment to Loan Commitments may be executed in one or more counterparts by the parties hereto. All counterparts shall be construed together and shall constitute one agreement. Each counterpart shall be deemed an original hereof notwithstanding that less than all of the parties may have executed it.

     5. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Colorado, without reference to principles of conflicts of laws.

     6. This Agreement embodies the entire agreement and understanding of the parties hereto regarding its subject matter and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties have caused the execution and delivery of this Second Amendment to Loan Commitments as of the date first above written.

     GLOBAL MED TECHNOLOGIES, INC.,
     a Colorado corporation



     By: /s/ MICHAEL I. RUXIN
        -----------------------------
          Michael I. Ruxin,
          Chief Executive Officer


     HENG FUNG FINANCE COMPANY LIMITED,
     A New York corporation



     By: /s/ FAI CHAN
        -----------------------------
          Fai Chan,
          President


     FRONTEER CAPITAL, INC.,
     A New York corporation



     By: /s/ FAI CHAN
        -----------------------------
          Fai Chan,
          President

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